UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2020

MICT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35850	27-0016420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 West Grand Avenue, Suite 3,

Montvale, New Jersey 07645

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 225-0190

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
MICT, Inc. Common Shares	MICT	NASDAQ Capital Market

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) to our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 8, 2020 (the “Original Form 8-K”) is being filed to amend Item 9.01 to the Original Form 8-K to include certain financial statements related to MICT, Inc.’s (the “Company”) acquisition (the “Merger”) of GFH Intermediate Holdings Ltd., a British Virgin Islands company (“Intermediate”), pursuant to the previously announced Agreement and Plan of Merger entered into on November 7, 2019 by and between the Company, Intermediate, Global Fintech Holding Ltd., a British Virgin Islands company and the sole shareholder of Intermediate (“GFH”), and MICT Merger Subsidiary Inc., a British Virgin Islands company and a wholly owned subsidiary of the Company (“Merger Sub”), as amended and restated on April 15, 2020 (the “Restated Merger Agreement”). On July 1, 2020, the Company completed its acquisition of Intermediate. As described in the Restated Merger Agreement, upon consummation of the Acquisition, each outstanding share of Intermediate was cancelled in exchange for a convertible promissory note in the principal amount of $25,000,000 (the “Consideration Note”), which Convertible Note shall be convertible into shares of common stock of MICT at a conversion price of $1.10 per share, subject to stockholder approval. This Form 8-K/A also includes a revised Consent from RBSM LLP. Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K.

Item 8.01	Other Events

The COVID-19 pandemic, or any other pandemic, epidemic or outbreak of an infectious disease, may materially and adversely affect MICT’s business and operations.

The recent outbreak of COVID-19 originated in Wuhan, China, in December 2019 and has since spread to multiple countries, including the United States, Israel and many European countries in which MICT operates. On March 11, 2020, the World Health Organization declared the outbreak a pandemic. While COVID-19 is still spreading and the final implications of the pandemic are difficult to estimate at this stage, it is clear that it has affected the lives of a large portion of the global population. At this time, the pandemic has caused states of emergency to be declared in various countries, travel restrictions imposed globally, quarantines established in certain jurisdictions and various institutions and companies being closed. MICT is actively monitoring the pandemic and is taking any necessary measures to respond to the situation in cooperation with the various stakeholders.

MICT’s operations and business have experienced disruptions due to the unprecedented conditions surrounding the spread of COVID-19 throughout North America, Israel and the world. In particular, COVID-19 and measures implemented to reduce the spread of the virus have limited access to the MICT’s offices and disrupted its normal interactions with its accounting personnel, legal advisors, auditors and others involved in the preparation of the Proxy Statement in which these financial statements are included. The COVID-19 pandemic and both public and private measures taken to contain it have negatively affected MICT’s business, results of operations, financial condition, and liquidity, all of which may continue or worsen. The following are some of the issues that MICT continues to face:

•	Prolonged recessionary concerns. The COVID-19 pandemic has resulted in a significant reduction of economic activity in the U.S., as well as a significant increase in unemployment, which could lead to a prolonged economic recession;

•	Actual and potential delays in customer payments, defaults on the MICT’s customer credit arrangements; or other failures by third parties such as suppliers, and distributors to meet their obligations to MICT due to their economic circumstances. The financial markets have also been adversely impacted by the COVID-19 pandemic, potentially causing operational cash flow issues for MICT, and potentially causing similar issues for MICT’s customers, including, but not limited to, affecting their ability to meet their payment obligations to us;

•	Interruptions in manufacturing or distribution of MICT’s products. Outbreaks in the communities in which MICT operates could affect its ability to operate its manufacturing or distribution activities, and MICT’s suppliers could experience similar interruptions.

Due to the uncertainty surrounding the COVID-19 pandemic, MICT will continue to assess the situation, including government-imposed restrictions, market by market. It is not possible at this time to estimate the full impact that the COVID-19 pandemic could have on MICT’s business, the continued spread of COVID-19, and any additional measures taken by governments, health officials or by MICT in response to such spread, could have on MICT’s business, results of operations and financial condition. The COVID-19 pandemic and mitigation measures have also negatively impacted global economic conditions, which, in turn, could adversely affect MICT’s business, results of operations and financial condition. The extent to which the COVID-19 outbreak continues to impact MICT’s financial condition will depend on future developments that are highly uncertain and cannot be predicted, including new government actions or restrictions, new information that may emerge concerning the severity, longevity and impact of the COVID-19 pandemic on economic activity.

Even after COVID-19 has subsided, MICT may continue to experience materially adverse impacts to its business as a result of its global economic impact, including any recession that has occurred or may occur in the future. There are no comparable recent events which may provide guidance as to the effect of the spread of COVID-19, and, as a result, the ultimate impact of COVID-19, or a similar health epidemic or pandemic, is highly uncertain and subject to change. While MICT continues to monitor the business metrics that it has historically used to predict its financial performance, it is uncertain as to whether these metrics will continue to function as they have in the past.

MICT may be subject to litigation and regulatory investigations and proceedings, and may not always be successful in defending itself against such claims or proceedings.

The Company’s prospective business operations entail substantial litigation and regulatory risks, including the risk of lawsuits and other legal actions relating to, among other matters, breach of contract, information disclosure, client onboarding procedures, sales practices, product design, fraud and misconduct, and control procedures deficiencies, as well as the protection of personal and confidential information of MICT’s prospective clients. MICT may be subject to arbitration claims and lawsuits in the ordinary course of its prospective business. MICT may also be subject to inquiries, inspections, investigations and proceedings by regulatory and other governmental agencies. MICT will be subject to extensive and evolving regulatory requirements, non-compliance with which, may result in penalties, limitations and prohibitions on its future business activities or suspension or revocation of its prospective licenses and trading rights, and consequently may materially and adversely affect its prospective business, financial condition, operations and prospects.

Additionally, the recently completed merger with Global Fintech Holdings Intermediate LTD. (among other parties) and the transactions contemplated thereby, as well as certain private placements completed by the Company, may give rise to litigation and/or other legal disputes. As previously disclosed, in March 2017, MICT entered into an Investment Banking Agreement (the “Sunrise Agreement”) with Sunrise Securities LLC and Trump Securities LLC (collectively, “Sunrise”) through Sunrise’s principal, Amnon Mandelbaum, pursuant to which Sunrise agreed to assist MICT in identifying, analyzing, structuring, and negotiating suitable business opportunities, such as a sale of stock or assets, merger, tender offer, joint venture, financing arrangement, private placement, or any similar transaction or combination thereof. The parties have had disagreements about the applicability of the Sunrise Agreement, and the Company has received demand letters and other correspondences from Sunrise threatening litigation in connection therewith. There can be no assurance that a settlement will be reached with respect to such disagreements.

Actions brought against MICT may result in settlements, injunctions, fines, penalties, suspension or revocation of licenses, reprimands or other results adverse to it that could harm its reputation. Even if MICT is successful in defending itself against these actions, the costs of such defense may be significant. In market downturns, the number of legal claims and the amount of damages sought in legal proceedings may increase.

In addition, MICT may face arbitration claims and lawsuits brought by its prospective users and clients who use its services and find them unsatisfactory. MICT may also encounter complaints alleging misrepresentation with regard to its prospective platforms and/or services. Actions brought against MICT may result in settlements, awards, injunctions, fines, penalties or other results adverse to it including harm to its reputation. Even if MICT is successful in defending against these actions, the defense of such matters may result in its incurring significant expenses. Predicting the outcome of such matters is inherently difficult, particularly where claimants seek substantial or unspecified damages, or when arbitration or legal proceedings are at an early stage. A significant judgement or regulatory action against MICT or a material disruption in MICT’s prospective stock trading platform business arising from adverse adjudications in proceedings against the directors, officers or employees would have a material adverse effect on its liquidity, business, financial condition, results of operations and prospects.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of Intermediate as of December 31, 2019 and for the period from November 4, 2019 (inception) to December 31, 2019 are filed as Exhibit 99.1 hereto and are incorporated herein by reference. The unaudited financial statements of Intermediate as of June 30, 2020 and for the six months ended June 30, 2020, are filed as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements as of June 30, 2020 and for the six months ended June 30, 2020 and the year ended December 31, 2019 of the Company, Micronet and GFHI are filed as Exhibit 99.3 and are incorporated herein by reference.

Such unaudited pro forma financial statements combine the financial statements of the Company, Micronet, Ltd. (“Micronet”) and Intermediate, giving effect to (i) the Company’s acquisition of 5,999,996 shares of Micronet’s ordinary shares (the “Ordinary Shares”) in a tender offer for Micronet’s Ordinary Shares, and 10,334,000 Micronet Ordinary Shares in a public offering, and (ii) the merger of GFHI with and into Merger Sub, as if they had occurred on January 1, 2019 in respect of the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2020 and for the year ended December 31, 2019, and on June 30, 2020 in respect of the unaudited pro forma condensed combined balance sheet.

(d)	Exhibits.

Exhibit No.	Description

23.1	Revised Consent of RBSM, LLP.
99.1

The audited financial statements of Intermediate as of December 31, 2019 and for the period from November 4, 2019 (inception) to December 31, 2019 (incorporated by reference to the Company’s Definitive Proxy Statement of Schedule 14A, filed with the Securities Exchange Commission (the “Commission”) on August 12, 2020).

99.2	The unaudited financial statements of Intermediate as of June 30, 2020 and for the six months ended June 30, 2020.
99.3	The unaudited financial statements of Intermediate as of March 31, 2020 and for the three months ended March 31, 2020 (incorporated by reference to the Company’s Definitive Proxy Statement of Schedule 14A , filed with the Commisson on August 12, 2020).
99.4	The unaudited pro forma condensed combined financial statements as of June 30, 2020 and for the six months ended June 30, 2020 and the year ended December 31, 2019 of the Company, Micronet and GFHI.
99.5	The unaudited pro forma condensed combined financial statements as of March 31, 2020 and for the three months ended March 31, 2020 and the year ended December 31, 2019 of the Company, Micronet and GFHI (incorporated by reference to the Company’s Definitive Proxy Statement of Schedule 14A , filed with the Commission on August 12, 2020).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICT, INC.

Date: September 4, 2020	By:	/s/ Darren Mercer
Name: Darren Mercer Title: Interim Chief Executive Officer

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